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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 15, 2000

                             First Union Direct Bank, N.A.
          (Successor to the First Union National Bank of Georgia as Originator
                      of the First Union Master Credit Card Trust)
           -------------------------------------------------------------------
                  (Exact name of registrant as specified in its charter)

                                  on behalf of

                      First Union Master Credit Card Trust

                  United States                           33-98546                  56-2017017
--------------------------------------------         -----------------------        -------------
(State or Other Jurisdiction of Incorporation)       (Commission File Number)       (IRS Employer
                                                                                    Identification Number)

              600 Broad Street
              Augusta, Georgia                       30903
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(Address of Principal Executive Office)           (Zip Code)

Registrant's telephone number, including area code (706) 823-2580

                                       N/A
                -----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5.        The First Union Master Credit Card Trust, Series 1996-1
                  Certificateholders' Statement for the period of May 2000 was delivered to Certificateholders on June 15, 2000.

Item 6.           Not Applicable.

Item 7.           Exhibits.

The following are filed as Exhibits to this Report under Exhibits 20.1 and 20.2.

         Exhibit 20.1  First Union Master Credit Card Trust, Series
                       1996-1 Certificateholders' Statement for the June 15, 2000 Distribution Date.

         Exhibit 20.2 Trust and Public Series Summary for the First Union Master Credit Card Trust as of May, 2000.

Item 8.           Not Applicable.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                               FIRST UNION DIRECT BANK, N.A.,
                                               on behalf of the First Union
                                               Master Credit Card Trust

                                               By:   /s/ James H. Gilbraith II
                                                   ---------------------------
                                                 Name:  James H. Gilbraith II
                                                 Title: Managing Director



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                                  EXHIBIT INDEX

Exhibit           Description
-------           -----------
Exhibit 20.1 First Union Master Credit Card Trust, Series 1996-1 Certificateholders' Statement for the June 15, 2000 Distribution Date.

Exhibit 20.2 Trust and Public Series Summary for the First Union Master Credit Card Trust as of May 2000.



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